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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549
                                  -----------------

                                       FORM 8-K



                                    CURRENT REPORT




                        Pursuant to Section 13 or 15(d) of the
                         Securities and Exchange Act of 1934

                           Date of Report:  October 4, 1996


                           CARLISLE COMPANIES INCORPORATED
               --------------------------------------------------------
                 (Exact name of registrant specified in its charter)

        Delaware                      1-9278                 31-1168055
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(State or other jurisdiction      (Commission              (IRS Employer
 of incorporation)                 File Number)             Identification No.)


             250 South Clinton Street, Suite 201, Syracuse, NY  13202
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                       (Address of principal executive offices)

                                     315-474-2500
                         ------------------------------------
                           (Registrant's telephone number)


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                       INFORMATION TO BE INCLUDED IN THE REPORT

Item 1, items 3 through 6 and item 8 are inapplicable and are omitted from this Report.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On October 4, 1996 (the "Closing Date"), Carlisle Engineered Components, Inc., a Delaware corporation having its principal place of business at 250 S. Clinton Street, Suite 201, Syracuse, New York 13202 ("Purchaser") acquired from Hoover Universal, Inc., a Michigan corporation having its principal place of business at 49200 Halyard Road, Plymouth, Michigan 48170 ("Seller"), substantially all of the assets ("the Assets") comprising Seller's Engineered Plastics Division ("EPD"). Prior to the acquisition, EPD was engaged in the line of business comprised of injection molded and blow molded plastic parts for the automotive industry and the manufacture of related automotive tooling (the "Business").

    The terms of the acquisition are more fully described in the Purchase and Sale Agreement, dated October 4, 1996, among Purchaser, Seller and Johnson Controls, Inc., a Wisconsin corporation having its principal place of business at 49200 Halyard Road, Plymouth, Michigan 48170 ("Johnson Controls"). A copy of the Agreement is filed as an Exhibit to this Report.

    Purchaser is a newly formed indirect wholly owned subsidiary of Carlisle Companies Incorporated. Seller is a wholly owned subsidiary of Johnson Controls.

    The Assets include (i) certain owned real property located at 290 McCormick Road, Lapeer, Michigan and 2609 West 12th Street, Erie, Pennsylvania, (ii) certain leased real property located at Bundy Park, Erie, Pennsylvania and 1401 Industrial Park Drive, Tuscaloosa, Alabama, (iii) all machinery and equipment of the Business (iv) all inventories of the Business, (v) substantially all of the accounts and notes receivable of the Business, (vi) all goodwill of the Business and (vii) all other tangible and intangible, real, personal or mixed property of the Business. Purchaser intends to continue the same use of the Assets.

    The purchase price for the Business was $80,000,000 (paid by wire transfer on the Closing Date) plus the assumption of certain liabilities including the liabilities of the Business under all assigned contracts and the liabilities of the Business reflected on the closing balance sheet. The purchase price was arrived at pursuant to an arms-length negotiation between the parties. The source of funds was a borrowing under Carlisle Companies Incorporated's existing Credit Agreement with Morgan Guaranty Trust Company of New York,
The Chase Manhattan Bank, N.A., ABN-Amro Bank, N.V., Fleet Bank, Society National Bank and the Bank of Tokyo-Mitsubishi Trust Company.


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    There is no material relationship between Johnson Controls, Seller and their affiliates, directors and officers, on the one hand, and Carlisle Companies Incorporated, Purchaser and their affiliates, directors and officers, on the other hand.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Business Acquired.

              It is impracticable to provide the required audited financial statements at the time of the filing of this Report. The required audited financial statements will be filed within 60 days.

         (b)  Pro Forms Financial Information.

              It is impracticable to provide the required pro forma financial information at the time of the filing of this Report. The required pro forma financial information will be filed within 60 days.

         (c)  Exhibits.

              The following exhibits are filed with this Report on Form 8-K:

              REGULATION S-K
              EXHIBIT NUMBERS          EXHIBIT
               ---------------          -------

                   2 Purchase and Sale Agreement, dated October 4, 1996, among Hoover Universal, Inc., Johnson Controls, Inc. and Carlisle Engineered Components, Inc., together with the Exhibits thereto.


                                        - 3 -

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                                    EXHIBIT INDEX


Exhibit Number                    Description                   Page
--------------                    -----------                   ----

    2                   Purchase and Sale Agreement,
                        dated October 4, 1996, among
                        Hoover Universal, Inc.,
                        Johnson Controls, Inc.
                        and Carlisle Engineered
                        Components, Inc., together
                        with the Exhibits thereto.



                                        - 4 -


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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 17, 1996                        CARLISLE COMPANIES INCORPORATED


                                           By:  /s/ Stephen P. Munn
                                                -------------------------
                                                Stephen P. Munn
                                                Chairman and Chief Executive
                                                  Officer